UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   July 31, 2006

MAGELLAN HEALTH SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

55 NOD ROAD
AVON, CONNECTICUT		06001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On August 2, 2006, Magellan Health Services, Inc.  (“Magellan”) filed a Current Report on Form 8-K (the “Original Filing”) in connection with the completion on July 31, 2006 of the acquisition of ICORE Healthcare LLC (“ICORE”).  Pursuant to  the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 27, 2006, among Magellan, Green Spring Health Services Inc. (a wholly-owned subsidiary of Magellan) (“Green Spring”), Magellan Sub Co. II, Inc. (a wholly-owned subsidiary of Green Spring), ICORE Healthcare LLC (“ICORE”), a Delaware limited liability company, and Raju Mantena as representative of the unitholders of ICORE, Magellan Sub Co. II, Inc. merged with and into ICORE (the “Merger”).  As a result of the Merger, Magellan became the owner of all outstanding units of membership interest of ICORE, which will now operate as an indirect wholly-owned subsidiary of Magellan.

This Current Report on Form 8-K/A amends the Original Filing to include the financial statements and pro forma information required by Item 9.01 of Form 8-K.  Except for the filing of such financial statements and pro forma information, this Form 8-K/A does not modify or update other disclosures in, or exhibits to, the Original Filing.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of business acquired:

The audited consolidated balance sheet of ICORE Healthcare LLC and Subsidiary as of December 31, 2005, and the related consolidated statement of income and consolidated statement of cash flows for the year ended December 31, 2005, together with the report thereon of Mayer Hoffman McCann P.C., are attached hereto as Exhibit 99.1.

(b)  Pro forma financial information:

The unaudited pro forma condensed combined balance sheet as of June 30, 2006 and unaudited pro forma condensed combined statements of income for the six months ended June 30, 2006 and the year ended December 31, 2005 are attached hereto as Exhibit 99.2.

(d)  Exhibits:

Exhibit Number	Description
23.1	Consent of Mayer Hoffman McCann P.C.
99.1

Audited consolidated balance sheet of ICORE Healthcare LLC and Subsidiary as of December 31, 2005, and the related consolidated statement of income and consolidated statement of cash flows for the year ended December 31, 2005, together with the report thereon of Mayer Hoffman McCann P.C.

99.2

Unaudited pro forma condensed combined balance sheet as of June 30, 2006 and unaudited pro forma condensed combined statements of income for the six months ended June 30, 2006 and the year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

Date: October 16, 2006	By:	/s/ Mark S. Demilio
Name: Mark S. Demilio
Title: Executive Vice President and Chief Financial Officer